FIRST AMENDMENT
                             TO AMENDED AND RESTATED
                              LOAN AGREEMENT AMONG
                          COLUMBUS MCKINNON CORPORATION
                         EMPLOYEE STOCK OWNERSHIP TRUST,
                         COLUMBUS MCKINNON CORPORATION,
                             AND MARINE MIDLAND BANK


                  This First Amendment to Amended and Restated Loan Agreement ("Amendment") is made as of the 16th day of October, 1996 by and among Columbus McKinnon Corporation Employee Stock Ownership Trust, a trust which was created under the laws of the State of New York ("Borrower"), Columbus McKinnon Corporation, a corporation organized under the laws of the State of New York ("Guarantor"), and Marine Midland Bank, a banking corporation organized under the laws of the State of New York ("Bank").

                               W I T N E S S E T H

                  WHEREAS, Bank, Guarantor and Borrower were parties to a Loan Agreement dated October 27, 1994 ("Original Loan Agreement"); and

                  WHEREAS, Bank, Guarantor, Fleet Bank, and Fleet Bank, as Administrative Agent, have previously entered into a Credit Agreement dated as of August 5, 1996 ("Prior Credit Agreement"); and

                  WHEREAS, the Original Loan Agreement was amended and restated on August 5, 1996 ("Restated Agreement") to incorporate certain covenants and pricing provisions of the Prior Credit Agreement; and

                  WHEREAS, all obligations of the parties under and arising out of the Prior Credit Agreement have been or will be paid in full on or prior to the date hereof, and the Prior Credit Agreement has been or will be terminated, and of no further force or effect, on or prior to the date hereof; and

                  WHEREAS, Guarantor, certain banks, financial institutions and other institutional lenders party thereto, and Fleet Bank, as Administrative Agent for the Lender Parties ("Administrative Agent") have entered or will enter into a Credit Agreement, dated of even date herewith ("New Credit Agreement"); and

                  WHEREAS, Bank, Guarantor and Borrower wish to amend the Restated Agreement to delete certain covenants and provisions of the Prior Credit Agreement which were incorporated into the Restated Agreement, incorporate certain covenants and provisions of the New Credit Agreement into the Restated Agreement and make certain other changes, as and to the extent set forth in this


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Amendment  and  subject  to the terms and  conditions  stated  herein;  it being understood that no additional money is being advanced in connection with this Amendment and that the Note (as defined in the Restated Agreement) is not being replaced and remains an obligation of the Borrower.

                  NOW, THEREFORE, it is agreed as follows:

                  A. DEFINITIONS. All capitalized terms used but not herein defined shall have the meanings set forth in the Restated Agreement.

                  B. AMENDMENTS. The Restated Agreement is hereby amended as follows:

                  1. The definitions of "Credit Agreement", "Leverage Ratio", "LIBOR Interest Rate", "London Interbank Offered Rate", "Prime Rate" and "Tangible Net Worth" set forth in Section 1.1 of the Restated Agreement are hereby deleted in their entirety.

                  2. The Restated Agreement is hereby amended to add the following definitions to Section 1.1 in the applicable alphabetical order:

                           "Credit Agreement" - the  Credit Agreement among  the
Guarantor, the banks, financial institutions and other institutional lenders party thereto, and Fleet Bank, as Administrative Agent for the Lender Parties, dated as of even date herewith as amended, restated or otherwise modified from time to time.

                           "LIBOR  Interest  Rate" - shall  have the  meaning of
"Eurodollar Rate" as set forth in the Credit Agreement.

                           "Prime Rate" - shall  have the  meaning set forth  in
the Credit Agreement.

                  3. The first sentence of Section 2.3(c) of the Restated Agreement is hereby deleted and replaced in its entirety by the following:

                           PAYMENTS OF INTEREST.  The Credit shall bear interest

at the rates of interest set forth in Section 2.07 of the Credit Agreement. For purposes of this subsection 2.3(c) only, the term "Advances" as defined in the Credit Agreement shall include the outstanding and unpaid principal amount of the Credit owed to the Bank hereunder, the term "Prime Rate Advance" shall include Prime Rate Loans, the term "Eurodollar Rate Advances" shall include LIBOR Loans, and other defined terms used in Section 2.07 of the Credit



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Agreement shall have the meanings ascribed thereto in the Credit Agreement.

                  4. The first sentence of Section 2.6 of the Restated Agreement is hereby deleted and replaced in its entirety by the following:

                           2.6      SPECIAL PROVISIONS GOVERNING LIBOR LOANS

                           The provisions set forth in the following sections of
                  the Credit Agreement: Section 2.02(d), Section 2.10 (Increased Costs, Etc.), and subsection 8.04(c) (Costs and Expenses) are incorporated herein by reference as if fully set forth, mutatis mutandis.

                  5. The first sentence of Section 3.8 of the Restated Agreement is hereby deleted and replaced in its entirety by the following:

                           3.8 CREDIT AGREEMENT. The representations and warranties made by the Guarantor, set forth in Article IV of the Credit Agreement are true and correct, and are incorporated herein by reference as if fully set forth.

                  6. Section 4.2 of the Restated Agreement is hereby deleted and replaced in its entirety by the following:

                           4.2 FUTURE FINANCIAL STATEMENTS.  Furnish to the Bank
                  the financial statements and other certificates and information described in Section 5.03 of the Credit Agreement, at the times specified in such Section 5.03.

                  7. Section 4.13 of the Restated Agreement is hereby deleted and replaced in its entirety by the following:

                           4.13 CREDIT AGREEMENT AFFIRMATIVE COVENANTS. Guarantor shall comply with all affirmative and financial covenants and reporting requirements set forth in Sections 5.01, 5.03 and 5.04 of the Credit Agreement which covenants and requirements as amended from time to time are incorporated herein by reference as if fully set forth. The foregoing covenants and requirements as incorporated herein shall survive the termination of the Credit Agreement.

                  9. The first sentence of Section 5.4 of the Restated Agreement is hereby deleted and replaced in its entirety by the following:



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                           5.4 CREDIT AGREEMENT  NEGATIVE  COVENANTS.  Guarantor
                  shall not breach the negative  covenants  set forth in Section
                  5.02 of the Credit Agreement which covenants as amended from time to time are incorporated herein by reference as if fully set forth.


                  C.       REPRESENTATIONS AND WARRANTIES.

                           1.       The  Borrower and  the  Guarantor have  full
power, authority and legal right to enter into this Amendment, and to take all action required of them under this Amendment. The Borrower hereby represents and warrants that the execution, delivery and performance by the Borrower of this Amendment has been duly authorized by all necessary action, if any, and that this Amendment is a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, except as the enforcement hereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally or to general principles of equity.

                           2.       The Borrower and  the Guarantor each  hereby
represents and warrants that the execution, delivery and performance of this Amendment by the Borrower and the Guarantor, respectively does not, and will not, contravene or conflict with any provision of (i) law or (ii) any judgment, decree or order, and does not, and will not, contravene or conflict with, or cause any lien to arise under, any provision of the Trust Agreement or any other agreement, instrument or other document binding upon or otherwise affecting the Borrower, the Guarantor, any property subject to the Trust Agreement or Plan, or any property of the Guarantor.

                           3.       All of  the  representations and  warranties
contained in the Restated Agreement, after giving effect to this Amendment, including, without limitation, those contained in Article 3 thereof, and each other agreement and document executed in connection therewith are true and correct on and as of the date hereof as though made on the date hereof, and no Event of Default exists under the Restated Agreement or will exist after or be triggered by the execution and delivery of this Amendment or any of the other agreements and documents contemplated hereby. In addition, the Borrower hereby represents, warrants and affirms that each of the other agreements and documents executed in connection with or relating to the Restated Agreement remain in full force and effect.


                           4. Guarantor hereby acknowledges that it has read the
Amendment and consents to the terms hereof and further confirmsand agrees  that,


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notwithstanding  the  effectiveness  of the  Amendment,  the  obligations of the
Guarantor under the Guaranty shall not be impaired or affected and the Guaranty is and shall continue to be in full force and effect and is hereby confirmed.

                  D. CONDITIONS PRECEDENT TO AMENDMENTS. The effectiveness of this Amendment shall be subject to the fulfillment (to the satisfaction of the Bank) of the following conditions precedent:

                           1.       AMENDMENT DOCUMENTATION.  The Borrower shall
have delivered to Bank all of the following, each duly executed if required, and dated the date hereof, and each in form and substance satisfactory to Bank:

                                    a.      AMENDMENT.   The Borrower, the  Bank
and the Guarantor shall have executed and delivered this Amendment.

                                    b.      OPINION OF COUNSEL.  Counsel to  the
Borrower shall have delivered to Bank an opinion in form and substance satisfactory to Bank and its counsel, which opinion shall include an express statement to the effect that Bank is authorized to rely on such opinion.

                                    c.      OTHER. Such other documents and such
other actions as Bank may reasonably request.

                           2.       NO DEFAULT.  As of the closing  date of this
Amendment, no Event of Default shall have occurred or be continuing under the Restated Agreement after giving effect to this Amendment.

                           3.       REPRESENTATIONS AND  WARRANTIES.  The repre-
sentations and Warranties set forth in Section C hereof shall be true and correct on the closing date of this Amendment.

                           4.       LEGAL MATTERS.  All  legal matters  incident
hereto shall be satisfactory to counsel to the Bank.

                  E.       MISCELLANEOUS.

                           1.      Except as specifically amended by this Amend-
ment, the Restated Agreement and each other agreement and document executed in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

                           2.       The execution, delivery  and effect  of this
Amendment shall be limited precisely as written and shall not be deemed to (i) be a consent to any waiver of any term or condition or to any amendment or modification of any term or condition of the Restated Agreement or any other



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agreement  or  document  executed  in  connection  therewith,  except,  upon the effectiveness of this Amendment, as specifically amended hereby, or (ii) prejudice any right, power or remedy which Bank now has or may have in the future under or in connection with the Restated Agreement or any other agreement or document executed in connection therewith. Upon the effectiveness of this Amendment, each reference in the Restated Agreement to "this Agreement", "hereunder", "hereof", "herein" or any other word or words of similar import shall mean and be a reference to the Restated Agreement as amended hereby and each reference in any other agreement or document executed in connection with the Restated Agreement to the Restated Agreement or any word or words of similar import shall be and mean a reference to the Restated Agreement as amended hereby.

                           3.       COUNTERPARTS. This Amendment may be executed
in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument.

                           4.       COSTS AND EXPENSES.  The  Guarantor and  the
Borrower jointly and severally shall reimburse Bank promptly for all reasonable costs and expenses, including reasonable counsel fees and expenses, incurred by Bank in connection with this Amendment, any indebtedness created or evidenced hereunder and, in the case of Guarantor, any other obligations; and for costs and expenses, including reasonable counsel fees, of Bank incident to the enforcement of any provision of this Amendment, the Note, any other documents executed in connection with the Restated Agreement and, in the case of the Guarantor, any other obligations.

                           5.       GOVERNING LAW.   THIS  AMENDMENT  SHALL  BE
GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAW PROVISIONS) OF THE STATE OF NEW YORK.

                           6.       HEADINGS. Section headings in this Amendment
are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                            [SIGNATURE PAGE FOLLOWS]



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                  IN WITNESS WHEREOF, Borrower,  Guarantor and Bank have entered into this First Amendment to Amended and Restated Loan Agreement on the date first written above.

                               COLUMBUS McKINNON CORPORATION
                               STOCK OWNERSHIP TRUST


                               By:      /s/ Kenneth G. McCreadie
                                        -----------------------------
                                        KENNETH G. McCREADIE, as
                                        Trustee under the
                                        Columbus McKinnon
                                        Corporation Employee
                                        Stock Ownership Trust
                                        Agreement


                               By:      /s/ Peter A. Grant
                                        -----------------------------
                                        PETER A. GRANT, as Trustee
                                        under the Columbus McKinnon
                                        Corporation Employee Stock
                                        Ownership Trust Agreement


                               By:      /s/ Robert L. Montgomery, Jr.
                                        -----------------------------
                                        ROBERT L. MONTGOMERY, JR.,
                                        as Trustee under the Columbus
                                        McKinnon Corporation Employee
                                        Stock Ownership Trust
                                        Agreement


                               COLUMBUS McKINNON CORPORATION


                               By:      /s/ Robert L. Montgomery, Jr.
                                        -----------------------------
                                        Robert L. Montgomery, Jr.
                                        Executive Vice President

                               MARINE MIDLAND BANK


                               By:      /s/ Cary J. Haller
                                        -----------------------------
                                        Cary J. Haller
                                        Vice President